UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.02                      Results of Operations and Financial Condition

Harleysville National Corporation announced the unaudited, consolidated financial results for Harleysville National Corporation and subsidiaries for the quarter ending September 30, 2008.  On October 15, 2008, Harleysville National Corporation issued a press release titled “Harleysville National Corporation Reports Third Quarter Earnings of $6.6 Million,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01                      Other Events

Reference is made to the Corporation’s press release dated October 15, 2008 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01        Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Harleysville National Corporation dated October 15, 2008, titled, “Harleysville National Corporation Reports Third Quarter Earnings of $6.6 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            HARLEYSVILLE NATIONAL CORPORATION

Dated: October 15, 2008                                                   /s/ George S. Rapp
                                                                             George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1	Press Release, dated October 15, 2008, of Harleysville
National Corporation (filed pursuant to Item 2.02 hereof). 5